Exhibit 99.1

RBB BANCORP
皇佳商業金控





Investor Presentation

May 2021

NASDAQ: RBB

Disclosure Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could" and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB Bancorp (RBB or the Company) and its subsidiaries.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from: (1) U.S. and international business and economic conditions;(2) possible additional provisions for loan losses and charge-offs; (3) credit risks of lending activities and deterioration in asset or credit quality; (4) extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; (5) increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"); (6) compliance with the Bank Secrecy Act and other money laundering statutes and regulations; (7) potential goodwill impairment; (8) liquidity risk; (9) fluctuations in interest rates; (10) the expected discontinuation of the London Interbank Offering Rate after 2021, and uncertainty regarding potential alternative reference rates, including the Secured Overnight Financing Rate; (11) risks associated with acquisitions and the expansion of our business into new markets; (12) inflation and deflation; (13) real estate market conditions and the value of real estate collateral; (14) environmental liabilities; (15) our ability to compete with larger competitors; (16) our ability to retain key personnel; (17) successful management of reputational risk; (18) severe weather, natural disasters, acts of war or terrorism, public health issues (including novel coronavirus, or COVID-19), or other adverse external events could harm our business; (19) general economic or business conditions in Asia, and other regions where the Bank has operations; (20) failures, interruptions, or security breaches of our information systems; (21) our ability to adapt our systems to the expanding use of technology in banking; (22) risk management processes and strategies; (23) adverse results in legal proceedings; (24) the impact of regulatory enforcement actions, if any; (25) certain provisions in our charter and bylaws that may affect acquisition of RBB; (26) changes in tax laws and regulations; (27) the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326), "Measurement of Credit Losses on Financial Instruments," commonly referenced as the Current Expected Credit Loss model, which will change how we estimate credit losses and may increase the required level of our allowance for credit losses after adoption on December 31, 2022; (28) market disruption and volatility; (29) fluctuations in the Bancorp's stock price; (30) restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; (31) issuances of preferred stock; (32) our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; (33) the soundness of other financial institutions and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; and (34) other risks detailed from time to time in our filings with the Securities and Exchange Commission (the "SEC") including our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K, all of which could cause actual results to differ from those set forth in the forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the recent outbreak of the COVID-19 pandemic. You are cautioned not to place undue reliance on our forward looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.

RBB Bancorp – Who We Are

Overview

- **Established in 2008 and headquartered in Los Angeles, California**
  - $3.7 billion asset Chinese-American, business-oriented community bank
- **22 traditional branches**
  - 12 located in Southern California
  - 6 located in New York
  - 2 located in Chicago
  - 1 in Nevada
  - 1 in New Jersey
- **Four principal business lines:**
  - Commercial Real Estate ("CRE")[3]
  - Commercial & Industrial ("C&I")
  - 1-4 Single Family Residential ("SFR")
  - SBA Lending ("SBA")
- **Six successful acquisitions completed since 2010**
- **Certified Community Development Financial Institution since mid-February 2016**

Financial Highlights

For the Three Months Ended March 31, 2021:

Balance Sheet ($mm)	
Total Assets	$3,664
Gross Loans, Including Held for Sale	$2,753
Total Deposits	$2,821
Tangible Common Equity[1]	$362
Tangible Common Equity / Tangible Assets[1]	10.07%
NPAs / Assets[2]	0.55%
Profitability	
Return on Average Assets, annualized	1.47%
Return on Average Tangible Common Equity[1]	14.05%
FTE Net Interest Margin	3.73%
Efficiency Ratio	44.64%

(1) Non-GAAP reconciliation in Appendix A
(2) Nonperforming assets include nonaccrual loans, loans modified under troubled debt restructurings, and other repossessed assets; excludes purchased credit impaired ("PCI") loans acquired in prior acquisitions
(3) Includes construction and land development loans

Investment Highlights

High-performing community bank with defined and proven strategy to grow both organically and through acquisitions

- Insider ownership (including family holdings) at 36% and high deposit balances, aligns interests with public shareholders
- Experienced management team and Board of Directors with demonstrated industry knowledge, regulatory relationships, lending expertise and community involvement
- Niche markets with concentration on Asian-Americans
  - Products structured to address the needs of underserved individuals and businesses within those markets
  - Significant opportunities for future acquisitions across the U.S.

Conservative risk profile with focused and diversified lending strategy

- Solid asset quality from disciplined credit culture and rigorous underwriting standards
- Interest rate neutral to modestly asset sensitive balance sheet

Track record of attractive returns

- Diversified revenue with four lending products spread across multiple industries and geographies
- Substantial noninterest income and well-managed noninterest expenses

Exceptional investment opportunity to hold an interest in a well-managed, highly profitable institution

- Compelling valuation and consistent dividend payout ratio

Earnings Per Share Calculation

RBB BANCORP
皇佳商業金控

	1Q21	2020	2019	2018
Net Income	12,456	32,928	39,209	36,105
Number of Shares Outstanding	19,528,249	19,565,921	20,030,886	20,000,022
Basic Earning Per Share	0.64	1.66	1.96	2.11
Diluted Averages Shares Outstanding	19,812,841	19,921,859	20,393,424	17,967,653
Diluted Earning Per Share	0.63	1.65	1.92	2.01
Dividends Declared	0.12	0.33	0.40	0.35
Total Shareholders' Equity	435,668	428,488	407,690	374,621
Tangible Common Equity	361,530	354,049	343,027	308,639
Book Value per Share	22.31	21.90	20.35	18.73
Tangible Book Value per Share	18.51	18.10	17.12	15.43

COVID-19 Loan Modification Update

- As of April 15, 2021, total deferred loans were $17.7 million or 0.64% of loans outstanding[1]
- Total deferred loans decreased $393.2 million, or 96% from June 30, 2020 to April 15, 2021
- The large majority of remaining deferrals are real-estate secured

Industry/Property Type ($ in millions)	June 30, 2020 Modification Balance	June 30, 2020 # of Loans	April 15, 2021 Modification Balance	April 15, 2021 # of Loans
General Retail[2]	$94.3	34	$0.4	1
Mixed Use Commercial	58.8	38	2.6	4
Hospitality[2,3]	25.3	5	6.4	1
Restaurants[2]	4.2	11	0.0	0
Multifamily	9.1	6	0.7	1
Commercial, Office and other	0.0	0	0.0	0
SFR Mortgage Loans – Western	118.5	183	5.1	9
SFR Mortgage Loans – Eastern	85.9	203	2.5	5
SFR Mortgage Loans – Chicago	14.8	84	0.0	0
Total	**$410.9**	**564**	**$17.7**	**21**

(1) Total Loans as of March 31, 2021
(2) Excludes SBA loans
(3) Includes two loans on principal deferment for $23.5 million

Experienced Leadership Team

Average 34 years of bank management experience in finance, lending, credit, risk, strategy and branch operations

Name / Title	Experience	Background
Yee Phong (Alan) Thian President & Chief Executive Officer	38 years	• President and Chief Executive Officer ("CEO") since Royal Business Bank (the "Bank") began operations in 2008 • Appointed to the FDIC community bank advisory committee twice • Presently on the CFPB community bank advisory committee • Formerly served as Executive Vice President ("EVP") and Regional Director for United Commercial Bank, as well as President and CEO for both First Continental Bank and American International Bank
David Morris Executive Vice President & Chief Financial Officer	34 years (11 years with Alan)	• Appointed EVP and Chief Financial Officer ("CFO") of the Bank and Company in 2010 • Formerly President and CEO with MetroPacific Bank and EVP, CFO and Chief Operating Officer ("COO") with San Diego Community Bank
Jeffrey Yeh Executive Vice President & Chief Credit Officer	31 years (18 years with Alan)	• Joined the Bank as an executive officer in 2008 and promoted to EVP and Chief Credit Officer in January 2014 • Formerly Finance Director and Business Control Manager for Universal Science Industrial Co, Ltd. and Lending and Investment Manager for Bank of Overseas Chinese
I-Ming (Vincent) Liu Executive Vice President & Chief Risk Officer	33 years (25 years with Alan)	• Joined the Bank as an executive officer in 2008, promoted to COO in January 2011, and promoted to Chief Risk Officer of the Bank in 2011 and of the Company in 2013 • Formerly Senior Vice President ("SVP") and head of southern California branch network for United Commercial Bank
Simon Pang Executive Vice President & Chief Strategy Officer	39 years (23 years with Alan)	• Joined the Bank as an executive officer in 2008 as head of commercial lending, promoted to Chief Strategy Officer in May 2012 • Formerly Senior Vice President ("SVP") and commercial and international banking manager with United Commercial Bank

CEO Thian owns 4.94% of the stock of the Company, RBB officer and director ownership as a group is approximately 21.5%

Source: 2020 Proxy (DEF 14A)

Our History

Historical Progression of Franchise Growth

2008
- Opened Royal Business Bank 皇佳商業銀行

2010
- Opened SBA banking unit

2011
- January: Established RBB Bancorp 皇佳商業金控
- July: Acquired First Asian Bank
- September: Acquired Ventura County Business Bank

2012
- Raised over $54mm in private offering of common stock

2013
- May: Acquired Los Angeles National Bank
- Received Outstanding Overseas Taiwanese SME Award

2014
- Opened residential mortgage unit
- Earned Findley Reports' "Super Premier" status

2015
- Earned Findley Reports' "Super Premier" status

2016
- Named a CDFI
- March: Issued $50mm of subordinated notes
- February: Acquired TFC
- Earned Findley Reports' "Super Premier" status

2017
- Raised $62 million in IPO
- Earned Findley Reports' "Super Premier" status

2018
- Issued $55 million of subordinated notes
- October: Acquired First American International Bank

2020
- January: Acquired Pacific Global Bank

Our Current Footprint

Coast-to-Coast footprint of 22 branches provide banking services to the largest Asian-American communities in the nation



Southern California & Nevada

Arcadia	San Gabriel
Cerritos	Torrance
Diamond Bar	Irvine
Los Angeles (2)	Oxnard
Monterey Park	Westlake Village
Rowland Heights	Las Vegas

Chicago, IL

Chinatown
Bridgeport

New York and Edison, NJ

Brooklyn, NY (2)
Manhattan, NY
Queens, NY (3)
Elmhurst, NY
Edison, NJ

Source: S&P Global Market Intelligence

Substantial Opportunities for Acquisitions:
Chinese-American Banks Across the U.S.

- Chinese-American bank universe comprised of over 37 banks[1]:
  - Publicly-traded
  - Locally-owned
  - Subsidiaries of Taiwanese or Chinese banks
- Other Asian-American banks also represent compelling acquisition opportunities
- Target markets include select Metropolitan Statistic Areas ("MSAs") that fulfill the following conditions:
  - High concentration of Asian-Americans
  - High number of Chinese-American banks and branches

Specific Target Markets

Location	Total Population (000's)	Asian-American Population (000's)	Asian-American Population % of Total
New York-Newark-Jersey City, NY-NJ-PA	19,979	1,978	9.9%
Los Angeles-Long Beach-Anaheim, CA	13,291	1,954	14.7%
San Francisco-Oakland-Hayward, CA	4,729	1,097	23.2%
Chicago-Naperville-Elgin, IL-IN-WI	9,499	532	5.6%
Houston-The Woodlands-Sugar Land, TX	6,997	455	6.5%
Seattle-Tacoma-Bellevue, WA	3,939	449	11.4%
Urban Honolulu, HI	980	429	43.8%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	6,046	302	5.0%
Las Vegas-Henderson-Paradise, NV	2,232	194	8.7%

Identified expansion markets   Current markets

(1) Chinese-American bank universe as defined by RBB's management team
Source: S&P Global Market Intelligence, Census Bureau 2018 estimates

Demonstrated Track Record of Balance Sheet and Earnings Growth

Total Loans ($mm)



Loans Held for Investment ("HFI")
Mortgage Loans Held For Sale ("HFS")
$1,155
$1,375
$2,577
$2,305
$2,757
$2,753
2016
2017
2018
2019
2020
1Q21

Total Deposits ($mm)



Noninterest-bearing Deposits
Interest-bearing Deposits
$1,153
$1,337
$2,144
$2,249
$2,635
$2,821
2016
2017
2018
2019
2020
1Q21

Net Income ($mm)



$19.1
$25.5
$36.1
$39.2
$32.9
$12.5
2016
2017
2018
2019
2020
1Q21

Return on Average Tangible Common Equity[1]



13.14%
13.64%
13.66%
11.93%
9.62%
14.05%
2016
2017
2018
2019
2020
1Q21

(1) Non-GAAP reconciliation in Appendix A

Profitability Drivers

Yield on Average Interest-Earning Assets


Yield on Earning Assets
Yield on Total Loans
5.75%
5.66%
5.57%
5.54%
5.18%
5.10%
5.35%
5.13%
5.36%
5.31%
4.67%
4.49%
2016
2017
2018
2019
2020
1Q21

Cost of Average Interest-Bearing Liabilities


Cost of Interest-Bearing Liabilities
Cost of Total Deposits
1.15%
1.28%
1.69%
2.24%
1.57%
1.06%
0.80%
0.82%
1.11%
1.56%
1.01%
0.55%
2016
2017
2018
2019
2020
1Q21

Net Interest Margin (FTE)[1]


4.44%
4.16%
4.12%
3.63%
3.52%
3.73%
2016
2017
2018
2019
2020
1Q21

Efficiency Ratio


42.6%
37.7%
44.5%
49.9%
50.1%
44.6%
2016
2017
2018
2019
2020
1Q21

(1) Fully taxable equivalent

Diversified Loan Portfolio

- $2.72 billion total HFI loans as of March 31, 2021[1]
- Diversified across industry lines
  - SFR - Mainly non-QM mortgages[2]
  - CRE - Owner occupied and Investor owned[3]
  - C&I - Majority secured by assets
  - SBA - Primarily SBA 7(a) loans for business acquisition or working capital
- 48.6% Fixed rate and 51.4% Variable rate[4]
- Average yield on HFI loans of 5.14% for the first quarter of 2021

Loan Portfolio Composition *(March 31, 2021)*


By Business Line[1]:
SFR[3]
38%
CRE[2]
47%
SBA
4%
C&I
11%


By Collateral Type:
Consumer & Other
2%
C&I
7%
C&D
7%
CRE (Owner-Occupied)
7%
CRE (Non-Owner-Occupied)
18%
Multifamily
14%
1-4 Family
45%

(1) Excludes purchased loan discounts and deferred costs and fees
(2) Includes HFI and HFS Loans
(3) Includes construction and land development loans
(4) Fixed rate loans include loans that have initial fixed rate terms prior to converting to variable rate loans

Business Line Profile: SFR Lending

As of March 31, 2021:

- Average: LTV of 56.4%; FICO score of 756; duration of approximately 2.67 years
- Average current start rates:
  - Our non-qualified SFR loan product is a 7 year hybrid adjustable mortgage which re-prices at 7 years to the 1 year CMT plus 2.50%

SFR Loans



$1.1 billion
Home Equity Lines
0.5%
Loans HFS
3.5%
Other SFR Loans
96.0%

SFR Portfolio ($mm)



$200.7
$374.8
$1,315.8
$1,065.4
$1,174.0
$1,079.0
2016
2017
2018
2019
2020
1Q21

Business Line Profile: CRE Lending | C&D Lending

As of March 31, 2021:

CRE Loans

$1,063 million



Single Family 6.7%
Owner Occupied 16.4%
Multifamily 35.3%
Non-Owner Occupied 41.6%

C&D Loans

$209.7 million



Land Acq. & Development 8.0%
Commercial Construction 26.0%
Residential Construction 66.0%

CRE and C&D Portfolio Growth ($mm)



$89.4
$501.8
$91.9
$496.0
$113.2
$758.7
$96.0
$793.3
$186.7
$1,003.6
$209.7
$1,063.1
2016
2017
2018
2019
2020
1Q21
CRE Loans
C&D Loans

- ~19.1% of CRE loans are fixed rate or hybrid loans

Business Line Profile: C&I Lending | SBA Lending

As of March 31, 2021:

C&I Loans

$286.0 million



Bank Sub Debt 2.3%
Shared Nat. Credits 16.1%
Credit Lines[1] 81.6%

SBA Loans

$111.3 million



Unguaranteed Secured by RE 48.9%
Guaranteed 48.9%
Unguaranteed Unsecured 2.2%

Unguaranteed SBA Loans:

By Business: **By Location:**



Other Real Estate 35.0%
Gas Stations 13.1%
Hotel/ Motels 51.9%
Other 21.0%
Washington 13.7%
Texas 12.1%
Nevada 9.4%
Arizona 4.0%
New York 3.2%
California 36.6%

C&I and SBA Portfolio Growth ($mm)



$30.7
$108.8
$160.5
$159.0
$203.8
$131.4
$280.8
$79.5
$283.9
$75.0
$274.6
$97.8
$290.1
2014
2015
2016
2017
2018
2019
2020
C&I Loans
SBA Loans

(1) Credit Lines include commercial and industrial lines of credit, term loans, mortgage warehouse lines and international trade discounts

Disciplined Credit Culture

Nonperforming Loans[1] / Total Loans



0.55%
0.21%
0.15%
0.60%
0.72%
0.73%
2016
2017
2018
2019
2020
1Q21

Nonperforming Assets[2] / Total Assets



0.50%
0.16%
0.15%
0.48%
0.59%
0.55%
2016
2017
2018
2019
2020
1Q21

Allowance for Loan Losses / Total Loans



1.28%
1.10%
0.82%
0.86%
1.08%
1.13%
2016
2017
2018
2019
2020
1Q21

Net Charge-Offs (Recoveries) / Average Loans



0.08%
(0.06%)
0.05%
0.05%
0.05%
0.01%
2016
2017
2018
2019
2020
1Q21

(1) Nonperforming loans include nonaccrual loans and loans modified under troubled debt restructurings; nonperforming loans exclude PCI loans acquired in prior acquisitions
(2) Nonperforming assets include nonperforming loans (as defined in footnote 1 above) and other repossessed assets

Deposit Portfolio *as of March 31, 2021*

- Strongest growth coming in DDAs
- Top 10 Deposit Relationships = $480.4 million (14.6% of total deposits)
  - 4 of the Top 10 Relationships are with directors and shareholders of the Company, $69.9 million, or ~15% of Top 10 total

For the Three Months Ended March 31, 2021

	Avg. Balance ($mm)	Weighted Avg. Cost
Noninterest-Bearing Demand	$653.7	0.00%
NOW	64.6	0.28%
Savings	131.2	0.10%
Money Market	579.3	0.44%
Retail Time[1]	645.6	0.92%
Jumbo Time[2]	594.0	1.00%
Brokered Time[3]	17.4	0.64%
Total Deposits	**$2,685.8**	**0.55%**

Deposit Portfolio Composition

Total: $2.82 billion



Brokered Time[3]
0.6%
Jumbo Time[2]
21.1%
Noninterest-Bearing Demand
27.9%
83.0% Adjusted Core Deposits[4]
Retail Time[1]
22.4%
Savings, NOW & Money Market
28.1%

(1) Retail Time includes time deposits with balances less than $250,000, excluding brokered time
(2) Jumbo Time includes time deposits with balances of $250,000 and greater
(3) Brokered Time are brokered time deposits, which are all lower than $100,000
(4) Non-GAAP reconciliation in Appendix A

Interest Rate Risk Profile

- 12 month net interest income ("NII") sensitivity is neutral to slightly asset sensitive
- Economic Value of Equity ("EVE") sensitivity is neutral to slightly liability sensitive in a flat to declining environment

12-Month NII Sensitivity
Immediate Change in Rates
March 31, 2021



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
0.01%
0.78%
7.06%
15.65%
-200 BPS
-100 BPS
+100 BPS
+200 BPS

EVE Sensitivity
Immediate Change in Rates
March 31, 2021



1.00%
0.00%
-1.00%
-2.00%
-3.00%
-4.00%
-5.00%
-6.00%
-7.00%
-5.61%
-6.55%
0.10%
0.90%
-200 BPS
-100 BPS
+100 BPS
+200 BPS

Note: Assumes parallel shifts in market interest rates

Consolidated Capital Ratios

Consolidated Capital Ratios



23.27%
14.53%
15.11%
10.50%
11.30%
8.50%
10.07%
7.00%
4.00%
TCE / TA[1]
Tier 1 Leverage Ratio
Tier 1 Common Capital Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
As Reported March 31, 2021
Basel III Fully Phased in Well-Capitalized Level

Consolidated Capitalization Table

(Dollars in millions, except per share amounts)	As of March 31, 2021 Actual
Long-Term Debt	
Long-Term Debt	$172.6
Long-term FHLB Advance	150.0
Trust Preferred Securities	14.3
Total Long-Term Debt	**$336.9**
Shareholders' Equity	
Common Stock	$282.8
Additional Paid-in Capital	5.1
Treasury Stock	--
Retained Earnings	147.9
Accumulated Other Comprehensive Income	(0.2)
Total Shareholders' Equity	**$435.6**
Total Capitalization	**$772.7**
Common Shares Outstanding	**19,528,249**
Book Value Per Share	$22.31
Tangible Book Value Per Share[1]	$18.51
Regulatory Capital	
Tier 1 Common Capital	**$362.8**
Tier 1 Risk-Based Capital	**$377.1**
Total Risk-Based Capital	**$580.9**

(1) Non-GAAP reconciliation in Appendix A

Outlook

Net interest margin expected to see modest expansion

- Average CD costs will decrease due to rollover of higher cost CDs through 2021
- Loan and deposit rate environment will remain competitive
- Widening yield curve will increase net interest margin expansion

High single-digit balance sheet growth should drive further improvement in profitability

Flat expense levels

- Consolidation of offices in all regions will provide modest cost savings offset by higher personnel costs

Projected loan losses:

- Expect $250,000-$500,000 in loan losses on pre-COVID hotel loans
- Too early to determine COVID related loan losses, specifically SBA loans
- 88% of loans with deferments are paying as agreed; 94% of loans with April 2021 deferments are paying interest

Future Branch Activity:

- Bensonhurst, Brooklyn New York Branch – open in late 2021
- Move the Manhattan branch to Canal Street
- Searching for branch locations in Chicago area and Northern California

Appendix A: Non-GAAP Reconciliations

Non-GAAP Reconciliation:
Tangible Common Equity and Tangible Assets

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

(Dollars in thousands, except per share data)	As of and for the year ended					
	2016	2017	2018	2019	2020	1Q21
Tangible Common Equity:						
Total Shareholders' Equity	$181,585	$265,176	$374,621	$407,690	$428,488	$435,668
Adjustments						
Goodwill	(29,940)	(29,940)	(58,383)	(58,563)	(69,243)	(69,243)
Core Deposit Intangible	(1,793)	(1,438)	(7,601)	(6,100)	(5,196)	(4,895)
Tangible Common Equity	$149,852	$233,798	$308,637	$343,027	$354,049	$361,530
Tangible Assets:						
Total Assets - GAAP	1,395,551	1,691,059	2,974,002	2,788,535	3,350,072	3,664,299
Adjustments						
Goodwill	(29,940)	(29,940)	(58,383)	(58,563)	(69,243)	(69,243)
Core Deposit Intangible	(1,793)	(1,438)	(7,601)	(6,100)	(5,196)	(4,895)
Tangible Assets	$1,363,818	$1,659,681	$2,908,018	$2,723,872	$3,275,633	3,590,161
Common Shares Outstanding	12,827,803	15,908,893	20,000,022	20,030,866	19,565,921	19,528,249
Tangible Common Equity to Tangible Assets Ratio	10.99%	14.09%	10.61%	12.59%	10.81%	10.07%
Tangible Book Value Per Share	$11.68	$14.70	$15.43	$17.12	$18.10	18.51
Average Tangible Common Equity:						
Average Shareholders' Equity	$172,140	$218,717	$296,869	$393,895	$417,915	$433,960
Adjustments						
Goodwill	(25,167)	(29,940)	(31,081)	(58,446)	(69,863)	(69,243)
Core Deposit Intangible	(1,779)	(1,620)	(1,483)	(6,873)	(5,806)	(5,092)
Average Tangible Common Equity	$145,194	$187,157	$264,305	$328,576	$342,246	$359,625
Net Income Available to Common Shareholders	$19,079	$25,528	$36,105	$39,209	$32,928	$12,456
Return on Average Tangible Common Equity	13.14%	13.64%	13.66%	11.93%	9.62%	14.05%

Note: Historical financial data is not presented pro forma reflecting the acquisition of FAIT completed on October 15, 2018

Regulatory Reporting to Financial Statements:
Adjusted Core Deposits

Some of the financial measures included in this presentation and in forms 10-Q & 10-K filed with the SEC differ from those reported on the FRB Y-9(c) report. These financial measures include "core deposits to total deposits." Our management uses this financial measure in its analysis of our performance. The Bank measures core deposits by reviewing all relationships over $250,000 on a quarterly basis. After discussions with our regulators on the proper way to measure core deposits, we now track all deposit relationships over $250,000 on a quarterly basis and consider a relationship to be core if there are any three or more of the following: (i) relationships with us (as a director or shareholder); (ii) deposits within our market area; (iii) additional non-deposit services with us; (iv) electronic banking services with us; (v) active demand deposit account with us; (vi) deposits at market interest rates; and (vii) longevity of the relationship with us. We consider all deposit relationships under $250,000 as a core relationship except for time deposits originated through an internet service. This differs from the traditional definition of core deposits which is demand and savings deposits plus time deposits less than $250,000. As many of our customers have more than $250,000 on deposit with us, we believe that using this method reflects a more accurate assessment of our deposit base. The following table reconciles the adjusted core deposit to total deposits:

(Dollars in thousands)	As of the year ended					
	2016	2017	2018	2019	2020	1Q21
Core Deposits[1]	**$781,940**	**$990,824**	**$1,670,572**	**$1,651,678**	**$2,037,164**	**$2,228,115**
Adjustments to Core Deposits						
Time Deposits > $250,000 Considered as Core Deposits[2]	325,453	180,751	468,773	446,968	448,159	410,171
Less: Brokered Deposits Considered Non-Core	-	-	(113,832)	(67,089)	(17,374)	(17,381)
Less: Internet and Other Deposit Originator Deposits < $250,000 Considered Non-Core[3]	(30,971)	(29,467)	(18,286)	(26,025)	(76,356)	(57,615)
Less: Other Deposits Not Considered Core[4]	(171,800)	(136,943)	(52,002)	(60,719)	(80,016)	(220,622)
Adjusted Core Deposits	**$904,622**	**$1,005,165**	**$1,955,225**	**$1,944,813**	**$2,311,577**	**$2,342,668**
Total Deposits	$1,152,763	$1,337,281	$2,144,041	$2,248,938	$2,635,128	$2,821,293
Adjusted Core Deposits to Total Deposits Ratio	78.47%	75.16%	91.19%	86.47%	87.72%	83.04%

(1) All demand and savings deposits of any amount plus time deposits less than $250,000
(2) Time deposits to core customers over $250,000 as defined in the lead-in to the table above
(3) Comprised of internet and outside deposit originator time deposits less than $250,000 which are not considered to be core deposits
(4) Comprised of demand and savings deposits in relationships over $250,000 which are considered non-core deposits because they do not satisfy the definition of core deposits set forth in the lead-in to the table above